September 26, 2005


Centurion Gold Holdings, Inc.
2nd Floor, West Tower, Sandton Square
CNR Maude & 5th Streets
Sandton, South Africa
Attention:  Andrew Dale Paul, CEO

      Re:   Resignation

Dear Mr. Paul:

      I have previously informed you that I am resigning from Centurion Gold Holdings, Inc.'s Board of Directors. I am not resigning due to any matter relating to Centurion's operations, policies or practices.


                                                              Sincerely,

                                                              /s/ Wynaand Goosen
                                                              ------------------
                                                              Dr. Wynaand Goosen